UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2013

Jefferies Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14947	95-4719745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Ave., New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-284-2550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information

Explanatory Note:

Reference is made to the Joint Proxy Statement/Prospectus of Jefferies Group, Inc. (“Jefferies”) and Leucadia National Corporation (“Leucadia”) dated January 28, 2013 (the “Definitive Proxy Statement”) with respect to the strategic combination of Leucadia and Jefferies. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement. All page number references are to the Definitive Proxy Statement.

In connection with the New York Actions (as described on page 97 of the Definitive Proxy Statement), the plaintiffs in those actions have agreed not to make a motion for a preliminary injunction to enjoin the Jefferies stockholder meeting to be held on February 28, 2013, on the understanding that Jefferies will make the disclosure set forth in this Current Report on Form 8-K.

The discussion contained on pages 68 and 69 of the Definitive Proxy Statement with respect to Citi’s ‘Dividend Discount Analysis’ is hereby amended and supplemented by replacing such discussion with the following:

Dividend Discount Analysis

Citi performed a dividend discount analysis, which was designed to provide an implied equity value of Jefferies common stock by calculating the present value of the common stock dividends that Jefferies could generate and distribute over fiscal years 2012-2017, utilizing an assumed dividend payout ratio, plus the present value of the assumed terminal value. Citi was not provided with internal financial forecasts relating to Jefferies prepared by Jefferies’ management, and at the time Citi performed its analysis Jefferies management advised Citi that it had not yet completed its fiscal year 2013 budget process. Accordingly, as directed by the Jefferies transaction committee, Citi utilized certain assumptions as to Jefferies’ financial performance for fiscal years 2012-2018, including those set forth in the table below, in performing the dividend discount analysis. Both the assumptions and the assumed Jefferies financial performance produced therefrom were developed by Citi at the request of the Jefferies transaction committee and were based on discussions with Jefferies’ management as to the view of Jefferies’ management as to the future financial performance of Jefferies. Jefferies’ management advised Citi and the Jefferies transaction committee that it considered the assumptions on which the assumed Jefferies financial performance was based to be reasonable.

Citi also utilized the following assumptions in performing the dividend discount analysis:

•	assumed fiscal year 2012 financial results based on annualizing Jefferies’ financial results through the third quarter of fiscal year 2012;

•	an assumed fiscal year 2013 revenue growth rate of 10%, declining by one percentage point per annum beginning in fiscal year 2014;

•	profit margins before income tax assumed to expand by one percentage point per annum for fiscal years 2013-2015 and one-quarter of one percentage point per annum after fiscal year 2015;

•	an assumed effective income tax rate of 35.8% per annum (based on Jefferies’ income tax rate for the nine months ended August 31, 2012);

•	assumed fiscal year 2012 net income to the non-controlling interest in Jefferies High Yield Holdings based on annualized net income attributable to such interest for the nine months ending August 31, 2012; assumed annual net income attributable to such interest would remain constant over the relevant period;

•	an assumed dividend payout ratio of 24.5% (which was the payout ratio for the nine months ended August 31, 2012);

•	an assumed terminal value calculated based on Jefferies’ revenue and net income as forecast for fiscal year 2018 and an exit multiple of 10.0x (based on the median of projected price to earnings ratios for fiscal year 2013 for full-service investment banks, rounded upward to the nearest whole number); and

•	an estimated equity discount rate of 11.3%, which represented the midpoint of the 10.0% to 12.6% estimated range for Jefferies’ cost of equity that Citi developed using the capital asset pricing model.

The foregoing assumptions produced the following assumed Jefferies financial performance:

	Assumed Jefferies Financial Performance for Fiscal Years 2012-2018
	2012	2013	2014	2015	2016	2017	2018
	(dollars in millions)
Revenue	$2,914.7	$3,206.1	$3,494.7	$3,774.3	$4,038.5	$4,280.8	$4,494.8
Net income to common	294.7	349.1	406.8	467.1	509.3	549.4	586.2
Dividends	72.1	85.4	99.5	114.2	124.6	134.4	—

The assumed Jefferies financial performance was prepared by Citi solely for purposes of performing the dividend discount analysis. The inclusion of the assumed Jefferies financial performance in this joint proxy statement/prospectus or elsewhere should not be regarded as an indication that Citi, Jefferies, Leucadia or any of their respective representatives considered, or now considers, the assumed Jefferies financial performance to be predictive of the future performance of Jefferies or indicative of any guidance that Jefferies or Leucadia might provide. None of Citi, Jefferies, Leucadia, or any of their respective representatives has made or makes any representation to any person as to whether the assumed Jefferies financial performance will be realized or as to the ultimate performance of Jefferies, whether compared to the assumed Jefferies financial performance or otherwise. Readers of this joint proxy statement/prospectus are cautioned not to rely on the assumed Jefferies financial performance and should not consider the assumed Jefferies financial performance as predictive of the future performance of Jefferies.

The assumed Jefferies financial performance is subjective and, while presented with numeric specificity, reflects judgments and estimates, including the assumptions, as to matters that are difficult to predict and are beyond the control of Citi, Jefferies and Leucadia. There can be no assurance that the assumed Jefferies financial performance will be realized or that Jefferies’ actual results will not be significantly higher or lower than the assumed Jefferies financial performance. The assumed Jefferies financial performance may not prove to be accurate, is not necessarily indicative of Jefferies’ future performance and should not be regarded as a representation by Citi, Jefferies or Leucadia or any of their respective representatives that such assumed financial performance will be achieved. Since the assumed

Jefferies financial performance covers multiple years, such assumed financial performance by its nature becomes even less reliable with each successive year. Any number of factors with respect to Jefferies’ business and the industry in which it participates may affect Jefferies’ future performance and result in the assumed Jefferies financial performance not being achieved. Economic and business environments can and do change quickly, which adds a significant level of unpredictability.

The assumed Jefferies financial performance was not prepared by Citi with a view toward public disclosure or toward complying with GAAP or the published guidelines of the SEC or the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. No accounting firm, nor any other accountants, has compiled, examined, or performed any procedures with respect to the assumed Jefferies financial performance, nor has any accounting firm or any accountants expressed any opinion or any other form of assurance on the assumed Jefferies financial performance or its achievability. Furthermore, the assumed Jefferies financial performance does not take into account, and will not be updated or otherwise revised or reconciled to take into account, any circumstances or events occurring after the date of its preparation.

Utilizing the assumed Jefferies financial performance and the assumptions and the methodologies described above, Citi derived an implied equity value of Jefferies common stock of $17.12 per share, compared to the implied consideration value of $17.01 per share of Jefferies common stock, based on the exchange ratio and the Leucadia Adjusted Pre- Announcement Share Price of $20.99.

Using the assumed Jefferies financial performance and the assumptions and the methodologies described above, Citi also performed a sensitivity analysis that applied various annual rates of decline to the expected revenue growth rate for each of fiscal years 2013-2018 (assumed in the above analysis to decline by one percentage point per annum) that ranged from zero to a two percentage point decline per annum, and also applied various rates of contraction/expansion in profit margins before income tax for fiscal years 2015-2018 (assumed in the above analysis to expand by one quarter of one percentage point per annum) that ranged from one quarter of one percentage point contraction to three quarters of one percentage point expansion per annum. This analysis resulted in a range of implied equity values of Jefferies common stock of $13.86-$20.96 per share, compared to the implied consideration value of Jefferies common stock of $17.01 per share, based on the exchange ratio and the Leucadia Adjusted Pre-Announcement Share Price of $20.99.

Important Information for Investors and Shareholders

In connection with the proposed merger between Leucadia and Jefferies, Leucadia filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a joint proxy statement of Leucadia and Jefferies and that also constitutes a prospectus of Leucadia. The registration statement was declared effective by the SEC on January 28, 2013. Leucadia and Jefferies mailed the joint proxy statement/prospectus to their respective shareholders and stockholders on or about January 30, 2013. Leucadia and Jefferies may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF LEUCADIA AND JEFFERIES ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Leucadia and Jefferies through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Leucadia and Jefferies by phone, e-mail or written request by contacting the investor relations department of Jefferies or Leucadia at the following:

Jefferies Group, Inc.

520 Madison Avenue, New York, NY 10022

Attn: Investor Relations

203-708-5975

info@jefferies.com

Leucadia National Corporation

315 Park Avenue South Address, New York, NY 10010

Attn: Investor Relations

212-460-1900

Participants in the Solicitation

Leucadia and Jefferies, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the merger agreement. Information regarding Leucadia’s directors and executive officers is contained in Leucadia’s proxy statement dated April 13, 2012, which has been filed with the SEC. Information regarding Jefferies’ directors and executive officers is contained in Jefferies’ annual report on Form 10-K filed with the SEC on January 29, 2013. A more complete description is available in the registration statement and the joint proxy statement/prospectus.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains “forward looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements include statements about Jefferies’ and Leucadia’s future and statements that are not historical facts. These forward looking statements are usually preceded by the words “expect,” “intend,” “may,” “will,” or similar expressions. All information and estimates relating to the merger of Leucadia and Jefferies and the combination of those businesses constitute forward looking statements. Forward looking statements may contain expectations regarding post-merger activities and financial strength, operations, synergies, and other results, and may include statements of future performance, plans, and objectives. Forward looking statements also include statements pertaining to Leucadia and Jefferies strategies for future development of our businesses, the payment by Leucadia of quarterly dividends, the spin off of Leucadia’s Crimson Wine Group, and Leucadia’s ability to utilize certain of its tax attributes. Forward looking statements represent only Leucadia’s and Jefferies’ beliefs regarding future events, many of which by their nature are inherently uncertain or subject to change. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors that could cause actual results to differ, perhaps materially, from those in Leucadia’s and Jefferies’ forward looking statements is contained in reports that are filed and will be filed with the SEC. You should read and interpret any forward looking statement together with such reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group, Inc.

Date: February 19, 2013	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary